UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2014 (June 6, 2014)

INTERNATIONAL METALS STREAMING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12303 Airport Way, Suite 200 Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 327-1497

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) hereby amends and restates the Current Report on Form 8-K (the “Original Report’) filed with the Securities and Exchange Commission on June 13, 2014. Specifically, Item 4.01 has been reproduced in this Amendment with additional information regarding (A) the extent, if any, of consultation with new auditors by the registrant during its two most recent fiscal years on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on its financial statements or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K; and (B) whether the decision to change auditors was approved by the registrant’s board of directors.

Unless otherwise indicated, this Amendment continues to describe conditions as of the date of the Original Report, and the disclosures herein have not been updated to reflect events, results or developments that have occurred after the Original Report, or to modify or update those disclosures affected by subsequent events.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective June 6, 2014, the registrant dismissed Gumbiner Savett Inc. (“Gumbiner Savett”) as its independent auditor. Gumbiner Savett was engaged on November 1, 2013, and did not audit the registrant’s financial statements for the fiscal year ended December 31, 2013, or issue any report in connection therewith, prior to its dismissal.

From its engagement through the date of the filing of this report, there were: (i) no disagreements between the registrant and Gumbiner Savett on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gumbiner Savett, would have caused Gumbiner Savett to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On June 6, 2014, the registrant engaged Cutler & Co., LLC (“Cutler & Co.”) as its independent registered accounting firm. During its most two recent fiscal years ended December 31, 2013 and the subsequent interim period through the engagement of Cutler & Co. on June 6, 2014, the registrant did not consult with Cutler & Co. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Cutler & Co. did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The termination of Gumbiner Savett and engagement of Cutler & Co. as the registrant’s auditors were approved by the registrant’s board of directors.

The registrant provided Gumbiner Savett a copy of the disclosures contained herein and requested that Gumbiner Savett furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Gumbiner Savett agrees with the statements in this Item 4.01. A copy of the letter dated June 13, 2014, furnished by Gumbiner Savett in response to such request, is filed as Exhibit 16.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2014.

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Item 9.01 Financial Statement and Exhibits.

(d) EXHIBITS

Exhibit Number	Description
16.1	Letter from Gumbiner Savett Inc. dated June 13, 2014 (1)

____________

(1) Filed as an exhibit to the registrant’s Form 8-K filed on June 13, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL METALS STREAMING CORP. (Registrant)

Date: October 9, 2014	By:	/s/ Michael Hlavsa
Michael Hlavsa
Chief Executive Officer

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